SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 30, 2004
                          IKON Office Solutions, Inc.
             (Exact name of registrant as specified in its charter)




         OHIO                  File No. 1-5964                  23-0334400
    ---------------           ------------------             ---------------
     (State or other          (Commission File               (IRS Employer
     jurisdiction of          Number)                        Identification
     incorporation)                                          Number)


                 P.O. Box 834, Valley Forge, Pennsylvania 19482


       Registrant's telephone number, including area code: (610) 296-8000
                                                           --------------



                                 Not Applicable
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure
         -----------------------------------------

On March 29, 2004, IKON Office Solutions, Inc. issued a press release announcing that its U.S. leasing subsidiary, IOS Capital, LLC ("IOSC"), is tendering for up to $250 million of the outstanding $345 million of IOSC's 7.25% notes due June 2008. A copy of this press release is furnished with this report as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

(c)  The  following  exhibit is furnished in accordance  with the  provisions of
     Item 601 of Regulation S-K.


   Exhibit No.

     99        Press Release of IKON Office Solutions, Inc. dated March 29, 2004

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               IKON OFFICE SOLUTIONS, INC.




                                             By:  /s/ Kathleen M. Burns
                                                  ----------------------------
                                                  Kathleen M. Burns
                                                  Vice President and Treasurer



Dated:  March 30, 2004